Events After the Reporting Date	3 Months Ended	12 Months Ended
	Jun. 30, 2025	Mar. 31, 2025
Events After the Reporting Date [Abstract]
Events after the reporting date

12.    Events after the reporting date

There were no events after the reporting date and through the date when the condensed consolidated interim financial statements were authorized for issue that would require adjustment to these condensed consolidated interim statements or disclosure.

32.    Events after the reporting date

On April 1, 2025, May 7, 2025, June 1, 2025, and June 16, 2025, the Company granted Restricted Share Units (the “RSUs”) pursuant to the Coincheck Group 2024 Omnibus Incentive Plan. These RSUs are subject to various vesting conditions with vesting dates up to, and including, March 31, 2028. If all of these RSUs were to vest, it would result in the issuance of 4,119,850 Ordinary Shares.